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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)          DECEMBER 8, 1997
                                                     --------------------------

                         CENTRAL GARDEN & PET COMPANY
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            (Exact name of registrant as specified in its charter)



        DELAWARE                       0-20242               68-0275553
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  (State or other jurisdiction       (Commission File       (IRS Employer
       of incorporation)                Number)            Identification No.)


3697 MT. DIABLO BOULEVARD, LAFAYETTE, CALIFORNIA                     94549
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code               (510) 283-4573
                                                     --------------------------


                                 INAPPLICABLE
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         (Former name or former address if changed since last report)



Exhibit Index located on page 3
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ITEM 5.  OTHER EVENTS

         On December 8, 1997, Central Garden & Pet Company issued a press release announcing that it had signed a letter of intent to acquire Kaytee Products Incorporated, one of the largest manufacturers of bird seed in the United States.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

               (a)  Not applicable

               (b)  Not applicable

               (c)  See attached Exhibit Index.

                                       2
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                                 EXHIBIT INDEX



Number     Exhibit                                        Page Number
------     -------                                        -----------

99.1       Kaytee Press Release dated December 8, 1997.        5

                                       3
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CENTRAL GARDEN & PET COMPANY



                    By  /s/ Robert B. Jones
                        -------------------
                        Robert B. Jones, Vice President
                        and Chief Financial Officer


Dated:  December 8, 1997

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